Filed pursuant to Rule 497(e)

Registration No. 333-271700

THEMES ETF TRUST

Leverage Shares 2X Long GEMI Daily ETF (Ticker: GEMG)

Supplement dated March 27, 2026

to the Summary Prospectus, Prospectus and Statement of Additional Information,

dated November 5, 2025

The Board of Trustees of Themes ETF Trust has approved a reverse share split for the Leverage Shares 2X Long GEMI Daily ETF (the “Fund”) at a proposed split ratio of 1:20. Shareholders will receive 1 share of the Fund for every 20 shares held. The Creation Unit size for the Fund will not change.

The reverse share split will be effective after the close of the U.S. markets on April 23, 2026. Shares of the Fund will begin trading on a split-adjusted basis on April 24, 2026.

The reverse share split will not change the value of a shareholder’s investment. The total net assets of the Fund will not change as a result of the reverse share split. However, the number of shares outstanding will be decreased and the net asset value per share will increase proportionally.

* * * * *

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE